UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811- 5399

The New America High Income Fund, Inc.

33 Broad Street

Boston, MA 02109

(Address of Principal Executive Offices)

Ellen E. Terry,

33 Broad Street

Boston, MA 02109

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 263-6400

Date of fiscal year end:  12/31/2024

Date of reporting period:  12/31/2024

Item 1. Reports to Stockholders.

February 18, 2025

Dear Stockholder,

We are pleased to report to our stockholders on the results of The New America High Income Fund, Inc. (the "Fund") for the year ended December 31, 2024. The Fund's net asset value ("NAV") per share was $8.28 as of December 31st. The market price for the Fund's shares ended the period at $8.17, representing a market price discount of approximately 1.3%. During the period, the Fund paid distributions totaling $0.44 per share, which included approximately $0.02 return of capital. The distribution yield for a share of common stock purchased at the market price of $7.04 on December 31, 2023 was 6.25%. The dividend yield based upon the December 31, 2023 NAV of $8.29 was 5.31%.

As of December 31, the Fund had outstanding borrowings of $84 million through its liquidity facility with State Street Bank and Trust Company (the "Facility). Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above the Overnight Bank Financing Rate ("OBFR).

At year-end 2024, the Fund was paying 5.18% in interest on leverage and earning a market value-weighted current yield of 7.23%, for a spread of 1.95%. At the end of 2023, the Fund was paying 6.17% in interest on the borrowings and earning a market value-weighted current yield of 7.21% for a historically narrow spread of only 1.04%. While the contribution of the leverage to the common stock dividend increased in 2024, it contributed less than it has in the past.

	Total Returns for the Periods Ending December 31, 2024
	1 Year	3 Years Cumulative
The New America High Income Fund, Inc. (Stock Price and Dividends)*	22.82%	8.07%
The New America High Income Fund, Inc. (NAV and Dividends)*	5.71%	4.48%
Credit Suisse High Yield Index	7.94%	9.64%

Sources: Credit Suisse and The New America High Income Fund, Inc. Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends. The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change stock price or NAV with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the narrowing of the stock price discount to the NAV over the last year.

Notice to Stockholders:

As previously announced, stockholders of the Fund approved a proposal to reorganize the Fund into the T. Rowe Price High Yield Fund (the "T. Rowe Price Fund"), a separate series of the T. Rowe Price High Yield Fund, Inc. (the "Reorganization") in November 2024. The Reorganization initially expected to close following the close of business of the New York Stock Exchange on Friday, February 21, 2025, is now expected to close on a mutually agreed upon date in writing by the parties, subject to satisfaction of customary closing conditions. Upon the closing of the Reorganization, shareholders of the Fund will become holders of Investor Class shares of the T. Rowe Price Fund.

Market Review

The high yield market returned 7.94% in the year ended December 31, 2024, according to the Credit Suisse High Yield Index.

U.S. Treasury bill yields declined in 2024, as the Federal Reserve reduced the fed funds target rate. Intermediate- and long-term U.S. Treasury yields fluctuated but ultimately increased for the year amid expectations for fewer interest rate cuts in 2025. After starting at 3.88%, the benchmark 10-year U.S. Treasury note's yield ended the year at 4.58%.

U.S. stocks produced strong gains for the second consecutive year, and various equity indexes reached new all-time highs at times. Generally favorable corporate earnings and continuing investor interest in companies expected to benefit from artificial intelligence ("AI") developments buoyed equity markets. Although inflation remained above the Fed's long-term 2% target, the central bank shifted its focus toward supporting the moderating labor market in the second half of the year.

Nonfarm payroll growth rebounded to 227,000 in November, meeting expectations, from an upwardly revised 36,000 tally in October, when hurricanes disrupted hiring. The more volatile household survey, however, showed a loss of 355,000 jobs, causing the unemployment rate to tick up to 4.2%, the highest level since late 2021.

Headline inflation edged up to 2.7% year over year ("YoY") in November, while the core consumer price index held steady at 3.3% for the third consecutive month. Meanwhile, the core personal consumption expenditure inflation report, the Fed's preferred inflation metric, was softer than expected, up 2.8% YoY, matching October's level.

At the Fed's annual Jackson Hole symposium in August, Chairman Jerome Powell said that "the time has come for policy to adjust," though the pace of cuts will "depend on incoming data, the evolving outlook, and the balance of risks." On September 18th, the central bank reduced the fed funds target rate by 50 basis points ("bps"), noting the potential for "additional adjustments." The Fed chairman justified the rate cut by saying the central bank's objective is to "restore price stability without the kind of painful increase in unemployment that has come sometimes with disinflation," suggesting that the central bank is focused on delivering a soft landing.

At its mid-December meeting, the Federal Open Market Committee (the "FOMC") delivered an expected 25 bps rate cut, lowering the Fed's policy rate to the 4.25% to 4.50% range, and bringing the total reduction in rates to 100 bps since the start of the easing cycle in September. However, investors generally viewed the decision as hawkish. Investors were largely focused on changes to the central bank's summary of economic projections, which showed a median forecast for just two rate cuts in 2025, down from four in September. The FOMC raised its estimate for growth and core inflation next year. At his last press conference of 2024, Chair Powell said that the Fed's policy stance is "now significantly less restrictive," allowing policymakers to "be more cautious as we consider further adjustments to our policy rate."

In the final months of the year, investors generally welcomed not only looser monetary policy, but also U.S. election results. Former President Donald Trump defeated Vice President Kamala Harris in the presidential election, and Republican victories in House of Representatives and Senate races gave the party majorities in both chambers of Congress. Market volatility increased, however, amid concerns that President-elect Trump's plans to implement tariffs on various imports could lead to higher inflation, while his expected tax policies could stimulate an already strong economy and hinder the Fed's ability to reduce short-term rates.

High yield capital market activity increased roughly 64% YoY. Gross issuance in 2024 totaled $288.8 billion compared with $175.9 billion in 2023, according to J.P. Morgan. Refinancing activity was the largest category of issuance for the year, accounting for roughly 76% of the total volume. The J.P. Morgan par-weighted default rate decreased to 0.36% from 2.08% at the end of 2023, remaining well below the long-term average of 3%—4%.

Portfolio Review

The portfolio's allocation to bank loans aided relative performance. Loans outperformed all other fixed income asset classes in 2024. Returns were driven by historically high coupons, even as the Fed began its much-anticipated easing cycle. Within the loan asset class, Asurion, the leading provider of mobile protection services, was a notable contributor. We believe that Asurion's dominant market position, solid credit profile, near-term revenue visibility—in part due to the extension of its contract with Verizon through the end of 2027—and an attractive coupon support our high conviction.

Selection in the services segment added value, partly due to Ascend Learning, which provides online educational content, software, and analytics serving institutions, students, and employers in health care and other licensure-driven professions. The company posted solid 3Q24 results, which were broadly positive across all metrics. While all segments of the company's business performed well, health care was an especially meaningful contributor.

Within the energy industry, Venture Global, a low-cost provider of American liquified natural gas (LNG), was a notable contributor. With its demonstrated track record of contracting and executing the construction of large-scale projects that are backed by long-term contracts with solid customers, Venture Global is rapidly developing into one of the largest LNG companies in the world. Additionally, the company is expected to migrate to investment-grade status as it matures.

Credit selection in the CCC rating tier detracted from relative performance. In 2024 CCC-rated credits outperformed BB-rated bonds by the widest margin since the global financial crisis. The bottom decile of credits—mainly companies engaged in liability management exercise ("LME") situations—have driven a disproportionate share of CCC performance. However, we maintained the portfolio's more conservative CCC positioning, focusing investments mainly on BB and B-rated bonds and making selective investments in lower-quality issues when compelling valuation and risk/reward opportunities arose.

Selection among cable operators weighed on relative results, largely due to the portfolio's holdings of Altice France. After conciliatory meetings with investors in September 2023 to sell assets and pay down debt at par, in March the company aggressively moved pending asset sales to an unrestricted subsidiary and threatened to withhold the proceeds from the asset sales from creditors unless bondholders took a haircut to their claims. Although we believe a bankruptcy filing is not in the best interest of creditors and the company's owner, Patrick Drahi, we cannot rule out a coercive debt exchange at significant discounts to par. The company reported weak 3Q24 results, putting additional pressure on credit metrics.

Our underweight allocation in the other telecommunication (wirelines) segment detracted from relative performance. Despite secular challenges, the growing demand for AI technology has been a major tailwind for the industry as fiber demand from hyperscalers (large-scale data centers and cloud infrastructure companies) continues to accelerate. Hyperscalers need fiber infrastructure to connect to data centers to support their burgeoning AI efforts. This demand will likely require: (1) the buildout of new unique routes and (2) utilization of excess capacity in existing long-haul and metro fiber networks. From a credit perspective, a significant portion of the cash tied to the contract values of these new deals is received upfront—providing a positive working capital cash inflow—which pre-funds growth capital expenditures and provides much-needed liquidity for otherwise cash-constrained companies.

Outlook

After a period of tightening financial conditions and lending standards, the Fed and most developed market central banks began to cut rates as inflation concerns abated from extremely elevated levels. After a slowdown in the previous two years, new issuance in the high yield market increased, however, a majority of the new issuance refinanced existing bonds. With rates falling, but still at high levels, leveraged buyout (LBO) activity slowed significantly in 2024. Combined with steady inflows to the asset class, the lack of new net supply created positive technical conditions in the high yield market which supported prices in the secondary market.

The economy continues to be resilient, which is supportive for sub-investment grade fundamentals. High-quality issuers, which comprise the majority of the high yield asset class, have accessed the primary market and addressed near-term maturities. However, lower-quality issuers, with capital structures not equipped to operate in a high-rate environment, have often resorted to LME or have defaulted. As a result of tighter financial conditions, we expect the high yield bond market default rate to normalize to the long-term average annual default rate of 3—4% over the medium term and potentially exceed the market's long-term average. We believe the increase in the default rate will largely be due to a concentrated handful of issuers with large distressed capital structures that we project will pursue a negotiated LME with bondholders.

Despite the current mediocre yield spread between U.S. Treasuries and high yield bonds, we believe the asset class continues to provide extremely attractive yields. The current yield-to-worst of the high yield asset class is well above its ten-year average. Given the large portion of secured debt and the high-quality nature of the asset class (roughly 60% is composed of BB rated bonds), we view high yield as a compelling source of risk-adjusted returns.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Rodney Rayburn Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2024	As a Percent of Total Investments*
Energy	14.51%
Financial	12.16%
Healthcare	8.92%
Utilities	6.86%
Information Technology	6.82%
Services	6.67%
Cable Operators	6.40%
Entertainment & Leisure	4.71%
Media	4.36%
Automotive	3.20%
Chemicals	2.94%
Gaming	2.70%
Aerospace & Defense	2.49%
Metals & Mining	2.46%
Other Telecommunications	1.96%
Building Products	1.64%
Retail	1.49%
Manufacturing	1.47%
Container	1.24%
Food	1.19%
Building & Real Estate	0.98%
Reits	0.97%
Lodging	0.90%
Airlines	0.81%
Satellites	0.66%
Restaurants	0.58%
Transportation	0.36%
Forest Products	0.29%
Supermarkets	0.26%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments.

Moody's Investor Service Ratings (1) December 31, 2024	As a Percent of Total Investments*
Baa2	0.21%
Baa3	1.16%
Total Baa	1.37%
Ba1	7.63%
Ba2	8.90%
Ba3	20.22%
Total Ba	36.75%
B1	18.06%
B2	16.21%
B3	7.75%
Total B	42.02%
Ca	0.40%
Total Ca	0.40%
Caa1	7.57%
Caa2	6.12%
Caa3	1.28%
Total Caa	14.97%
Unrated	4.08%
Equity	0.41%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Performance Overview (Unaudited)

Average Annual Total Returns Periods Ended 12/31/24	One Year	Five Years	Ten Years
Fund at NAV	5.71%	3.50%	6.00%
Fund at Market Price	22.82%	5.16%	7.07%
Credit Suisse High Yield Index	7.94%	4.06%	5.05%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the Credit Suisse High Yield Index.

Sources: Credit Suisse and The New America High Income Fund, Inc. Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends. The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change stock price or NAV with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — 133.99% (a)(b)
Aerospace & Defense — 3.05%
$357	Transdigm, Inc., Senior Notes, 5.5%, 11/15/2027	B3	$350
420	Transdigm, Inc., Senior Notes, 6%, 01/15/2033 (c)	Ba3	412
495	Transdigm, Inc., Senior Notes, 6.375%, 03/01/2029 (c)	Ba3	496
990	Transdigm, Inc., Senior Notes, 6.625%, 03/01/2032 (c)	Ba3	999
745	Transdigm, Inc., Senior Notes, 6.75%, 08/15/2028 (c)	Ba3	752
1,800	Transdigm, Inc., Senior Notes, 6.875%, 12/15/2030 (c)	Ba3	1,826
1,046	Transdigm, Inc., Senior Notes, 7.125%, 12/01/2031 (c)	Ba3	1,071
			5,906
Airlines — 1.10%
300	American Airlines, Inc., Senior Notes, 10.75%, 02/15/2026 (10.75% Cash or 11.5% PIK) (c)(e)(h)	NR	305
100	American Airlines, Inc., Senior Notes, 10.75%, 02/15/2026 (10.75% Cash or 12% PIK) (c)(e)(h)	NR	102
1,015	American Airlines, Inc., Senior Notes, 5.75%, 04/20/2029 (c)	Ba1	1,005
760	United Airlines, Inc., Senior Notes, 4.625%, 04/15/2029 (c)	Ba1	720
			2,132
Automotive — 3.99%
800	Adient Global Holdings, 8.25%, 04/15/2031 (c)(d)	B2	817
330	Belron UK Finance Plc, Senior Notes, 5.75%, 10/15/2029 (c)	Ba3	328
270	Benteler International AG, Senior Notes, 10.5%, 05/15/2028 (c)(d)	Ba3	283
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,300	Clarios Global L.P., Senior Notes, 8.5%, 05/15/2027 (c)	B3	$1,307
552	Dana Financing Luxembourg S.a.r.l., Senior Notes, 8.5%, 07/15/2031 (c) (EUR)	B1	625
2,250	Rivian Holdings, LLC, Senior Notes, 10.50198%, 10/15/2026 (c)(e)	NR	2,250
740	Tenneco, Inc., Senior Notes, 8%, 11/17/2028 (c)	B1	688
295	Velocity Vehicle Group, LLC, Senior Notes, 8%, 06/01/2029 (c)	B2	307
1,075	Wand NewCo 3, Inc., Senior Notes, 7.625%, 01/30/2032 (c)	B3	1,102
			7,707
Building & Real Estate — 1.34%
180	Castle UK Finco, Plc, Senior Notes, 7%, 05/15/2029 (c) (GBP)	B1	218
160	Castle UK Finco, Plc, Senior Notes, 7%, 05/15/2029 (GBP)	B1	194
735	Cushman & Wakefield U.S. Borrower, LLC, Senior Notes, 6.75%, 05/15/2028 (c)	Ba3	730
645	Howard Hughes Corporation, Senior Notes, 4.125%, 02/01/2029 (c)	Ba3	593
345	Howard Hughes Corporation, Senior Notes, 4.375%, 02/01/2031 (c)	Ba3	310
570	Howard Hughes Corporation, Senior Notes, 5.375%, 08/01/2028 (c)	Ba3	551
			2,596
Building Products — 2.24%
210	Advanced Drainage Systems, Inc., 6.375%, 06/15/2030 (c)	Ba2	210
175	Beacon Roofing Supply, Inc., Senior Notes, 6.5%, 08/01/2030 (c)	Ba2	178

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$410	Builders FirstSource, Inc., Senior Notes, 6.375%, 03/01/2034 (c)	Ba2	$403
260	Builders FirstSource, Inc., Senior Notes, 6.375%, 06/15/2032 (c)(d)	Ba2	258
675	MITER Brands Acquisition Holdco, Inc., Senior Notes, 6.75%, 04/01/2032 (c)	B1	678
625	New Enterprise Stone and Lime Company, Inc., Senior Notes, 5.25%, 07/15/2028 (c)	B1	604
1,020	Summit Materials, LLC, Senior Notes, 5.25%, 01/15/2029 (c)	Ba3	1,028
320	Summit Materials, LLC, Senior Notes, 7.25%, 01/15/2031 (c)	Ba3	339
640	Summit Materials, LLC, Senior Notes, 6.5%, 03/15/2027 (c)	Ba3	640
			4,338
Cable Operators — 8.75%
1,275	Altice France Holding S.A., Senior Notes, 6%, 02/15/2028 (c)	Ca	327
685	Altice France Holding S.A., Senior Notes, 10.5%, 05/15/2027 (c)	Ca	194
588	C&W Senior Financing DAC, Senior Notes, 6.875%, 09/15/2027 (c)	B2	579
370	CCO Holdings, LLC, Senior Notes, 4.75%, 02/01/2032 (c)	B1	324
1,425	CCO Holdings, LLC, Senior Notes, 7.375%, 03/01/2031 (c)	B1	1,450
1,090	CCO Holdings, LLC, Senior Notes, 4.5%, 06/01/2033 (c)	B1	914
2,844	CCO Holdings, LLC, Senior Notes, 6.375%, 09/01/2029 (c)	B1	2,815
735	Charter Communications Operating, LLC, Senior Notes, 6.484%, 10/23/2045	Ba1	694
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,080	CSC Holdings, LLC, Senior Notes, 11.75%, 01/31/2029 (c)	Caa1	$1,065
741	CSC Holdings, LLC, Senior Notes, 6.5%, 02/01/2029 (c)	Caa1	621
475	CSC Holdings, LLC, Senior Notes, 11.25%, 05/15/2028 (c)	Caa1	467
780	CSC Holdings, LLC, Senior Notes, 7.5%, 04/01/2028 (c)	Ca	532
810	DIRECTV Financing, LLC, Senior Notes, 5.875%, 08/15/2027 (c)	B1	788
720	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/2026	Caa3	603
870	Dish DBS Corporation, Senior Notes, 5.25%, 12/01/2026 (c)	Caa1	790
917	Dish DBS Corporation, Senior Notes, 5.75%, 12/01/2028 (c)	Caa1	784
980	EchoStar Corporation, Senior Notes, 10.75%, 11/30/2029	Caa1	1,052
182	GCI, LLC, Senior Notes, 4.75%, 10/15/2028 (c)	B3	169
202	LCPR Senior Secured Financing DAC, Senior Notes, 6.75%, 10/15/2027 (c)(d)	B2	182
555	Midcontinent Communications, Senior Notes, 8%, 08/15/2032 (c)	B3	567
855	Sable International Finance Ltd., Senior Notes, 7.125%, 10/15/2032 (c)	Ba3	836
1,388	VMed O2 UK Financing I, Plc, Senior Notes, 4.75%, 07/15/2031 (c)	Ba3	1,187
			16,940
Chemicals — 4.01%
1,046	Avient Corporation, Senior Notes, 7.125%, 08/01/2030 (c)	Ba3	1,070
285	Avient Corporation, Senior Notes, 6.25%, 11/01/2031 (c)	Ba3	281
310	Axalta Coating Systems Dutch Holding B B.V., Senior Notes, 7.25%, 02/15/2031 (c)	Ba3	320

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$260	Celanese U.S. Holdings, LLC, Senior Notes, 6.8%, 11/15/2030	Baa3	$269
950	Celanese U.S. Holdings, LLC, Senior Notes, 6.95%, 11/15/2033 (d)	Baa3	986
1,121	CVR Partners, L.P., Senior Notes, 6.125%, 06/15/2028 (c)	B1	1,080
437	GPD Companies, Inc., Senior Notes, 10.125%, 04/01/2026 (c)	Caa1	427
280	Methanex Corporation, Senior Notes, 5.25%, 12/15/2029 (d)	Ba1	269
325	Methanex US Operations, Inc., Senior Notes, 6.25%, 03/15/2032 (c)	Ba2	321
750	PMHC II, Inc., Senior Notes, 9%, 02/15/2030 (c)	Caa2	689
531	W.R. Grace Holdings, LLC, Senior Notes, 7.375%, 03/01/2031 (c)	B1	543
595	W.R. Grace Holdings, LLC, Senior Notes, 5.625%, 08/15/2029 (c)	B3	546
920	Windsor Holdings III, LLC, Senior Notes, 8.5%, 06/15/2030 (c)	B2	966
			7,767
Container — 1.70%
530	Ball Corporation, Senior Notes, 6.875%, 03/15/2028	Ba1	541
1,070	Ball Corporation, Senior Notes, 6%, 06/15/2029	Ba1	1,075
430	Clydesdale Acquisition Holdings, Inc., Senior Notes, 8.75%, 04/15/2030 (c)	Caa2	434
250	Sealed Air Corporation, Senior Notes, 5%, 04/15/2029 (c)	Ba2	239
37	Sealed Air Corporation, Senior Notes, 6.875%, 07/15/2033 (c)	Ba2	38
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$295	Sealed Air Corporation, Senior Notes, 6.125%, 02/01/2028 (c)	Ba2	$294
360	Sealed Air Corporation, Senior Notes, 7.25%, 02/15/2031 (c)(d)	Ba2	372
270	Trident TPI Holdings, Inc., Senior Notes, 12.75%, 12/31/2028 (c)	Caa2	296
			3,289
Energy — 19.71%
658	Aethon United BR L.P., 7.5%, 10/01/2029 (c)	B3	671
670	Amerigas Partners, L.P., Senior Notes, 9.375%, 06/01/2028 (c)	B2	643
125	Antero Resources Corporation, Senior Notes, 7.625%, 02/01/2029 (c)	Ba1	128
1,175	Chesapeake Energy Corporation, Senior Notes, 6.75%, 04/15/2029 (c)	Ba1	1,186
270	Civitas Resources, Inc., Senior Notes, 8.375%, 07/01/2028 (c)	B1	280
400	Civitas Resources, Inc., Senior Notes, 8.75%, 07/01/2031 (c)	B1	417
305	Civitas Resources, Inc., Senior Notes, 8.625%, 11/01/2030 (c)	B1	318
530	Comstock Resources, Inc., Senior Notes, 5.875%, 01/15/2030 (c)	B3	494
1,015	Comstock Resources, Inc., Senior Notes, 6.75%, 03/01/2029 (c)	B3	988
1,390	Crescent Energy Finance, Senior Notes, 7.375%, 01/15/2033 (c)	B1	1,352
1,060	Crescent Energy Finance, Senior Notes, 9.25%, 02/15/2028 (c)	B1	1,105
620	Crescent Energy Finance, Senior Notes, 7.625%, 04/01/2032 (c)	B1	616

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$525	Crestwood Midstream Partners, L.P., Senior Notes, 7.375%, 02/01/2031 (c)	Baa2	$549
540	Diamond Foreign Asset Company, Senior Notes, 8.5%, 10/01/2030 (c)(e)	NR	558
650	Ferrellgas, L.P., Senior Notes, 5.875%, 04/01/2029 (c)	B3	592
480	Gulfport Energy Operating Corporation, Senior Notes, 6.75%, 09/01/2029 (c)	B3	483
305	Hilcorp Energy, L.P., Senior Notes, 5.75%, 02/01/2029 (c)	Ba2	290
385	Hilcorp Energy, L.P., Senior Notes, 6%, 02/01/2031 (c)	Ba2	356
710	Hilcorp Energy, L.P., Senior Notes, 7.25%, 02/15/2035 (c)	Ba2	666
240	Hilcorp Energy, L.P., Senior Notes, 6%, 04/15/2030 (c)	Ba2	225
429	Hilcorp Energy, L.P., Senior Notes, 6.25%, 04/15/2032 (c)	Ba2	394
870	Hilcorp Energy, L.P., Senior Notes, 6.875%, 05/15/2034 (c)	Ba2	809
860	Hilcorp Energy, L.P., Senior Notes, 8.375%, 11/01/2033 (c)	Ba2	875
1,420	Kinetik Holdings, L.P., Senior Notes, 5.875%, 06/15/2030 (c)	Ba1	1,393
1,036	Kinetik Holdings, L.P., Senior Notes, 6.625%, 12/15/2028 (c)	Ba1	1,055
565	Magnolia Oil & Gas Operating, LLC, Senior Notes, 6.875%, 12/01/2032 (c)	B1	557
385	Matador Resources Company, Senior Notes, 6.5%, 04/15/2032 (c)	B1	380
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$305	NGL Energy Operating, LLC, Senior Notes, 8.125%, 02/15/2029 (c)	B2	$308
925	NGL Energy Operating, LLC, Senior Notes, 8.375%, 02/15/2032 (c)	B2	932
1,190	Nustar Logistics, L.P., Senior Notes, 6%, 06/01/2026	Ba1	1,189
790	Occidental Petroleum Corporation, Senior Notes, 7.95%, 06/15/2039	Baa3	898
500	Permian Resources Operating, LLC, Senior Notes, 7%, 01/15/2032 (c)	Ba3	506
475	Permian Resources Operating, LLC, Senior Notes, 6.25%, 02/01/2033 (c)	Ba3	467
500	Permian Resources Operating, LLC, Senior Notes, 9.875%, 07/15/2031 (c)(d)	Ba3	549
620	Prairie Acquiror, L.P., Senior Notes, 9%, 08/01/2029 (c)	B3	639
215	Range Resources Corporation, Senior Notes, 8.25%, 01/15/2029	Ba3	220
270	Range Resources Corporation, Senior Notes, 4.75%, 02/15/2030 (c)	Ba3	252
1,070	Seadrill Finance Ltd., Senior Notes, 8.375%, 08/01/2030 (c)	B2	1,086
320	Solaris Midstream Holdings, LLC, Senior Notes, 7.625%, 04/01/2026 (c)	B3	319
235	South Bow Canadian Infrastructure Holdings Ltd., Senior Notes, 7.5%, 03/01/2055 (c)	Ba1	242
65	South Bow Canadian Infrastructure Holdings Ltd., Senior Notes, 7.625%, 03/01/2055 (c)	Ba1	67
570	SUNOCO, L.P., Senior Notes, 7%, 05/01/2029 (c)	Ba1	584

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$935	SUNOCO, L.P., Senior Notes, 7.25%, 05/01/2032 (c)	Ba1	$967
405	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 03/01/2027 (c)	B1	401
635	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 09/01/2031 (c)	B1	598
1,170	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 12/31/2030 (c)	B1	1,104
555	Tallgrass Energy Partners, L.P., Senior Notes, 7.375%, 02/15/2029 (c)	B1	556
259	Transocean Aquila Ltd, Senior Notes, 8%, 09/30/2028 (c)	B1	265
730	Transocean, Inc., Senior Notes, 6.8%, 03/15/2038	Caa2	595
230	Transocean, Inc., Senior Notes, 8.25%, 05/15/2029 (c)	Caa1	225
550	Transocean, Inc., Senior Notes, 8.5%, 05/15/2031 (c)	Caa1	539
764	Transocean, Inc., Senior Notes, 8.75%, 02/15/2030 (c)	B1	787
405	Valaris Ltd, Senior Notes, 8.375%, 04/30/2030 (c)	B1	408
400	Venture Global Calcasieu Pass, LLC, Senior Notes, 6.25%, 01/15/2030 (c)	Ba2	403
1,880	Venture Global LNG, Inc., Senior Notes, 9% (c)(f)	B3	1,962
655	Venture Global LNG, Inc., Senior Notes, 9.5%, 02/01/2029 (c)	B1	723
665	Venture Global LNG, Inc., Senior Notes, 8.125%, 06/01/2028 (c)	B1	690
1,635	Venture Global LNG, Inc., Senior Notes, 8.375%, 06/01/2031 (c)	B1	1,702
585	Vermilion Energy, Inc., Senior Notes, 6.875%, 05/01/2030 (c)	B3	578
			38,141
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
Entertainment & Leisure — 6.44%
$45	Carnival Corporation, Senior Notes, 6%, 05/01/2029 (c)	B2	$45
1,275	Carnival Corporation, Senior Notes, 10.5%, 06/01/2030 (c)	B2	1,361
360	Carnival Corporation, Senior Notes, 7%, 08/15/2029 (c)	Ba1	374
910	CDI Escrow Issuer, Inc., Senior Notes, 5.75%, 04/01/2030 (c)	B1	890
531	Cedar Fair, L.P., Senior Notes, 5.25%, 07/15/2029	B1	509
585	Cinemark USA, Inc., Senior Notes, 5.25%, 07/15/2028 (c)(d)	B2	569
830	Cinemark USA, Inc., Senior Notes, 7%, 08/01/2032 (c)	B2	842
660	Merlin Entertainments Group U.S. Holdings, Inc., Senior Notes, 7.375%, 02/15/2031 (c)	B2	640
250	Motion Finco, S.a.r.l., Senior Notes, 7.375%, 06/15/2030 (c) (EUR)	B2	263
245	NCL Corporation Ltd., Senior Notes, 8.125%, 01/15/2029 (c)	Ba3	258
340	NCL Corporation Ltd., Senior Notes, 5.875%, 02/15/2027 (c)	Ba3	338
835	NCL Corporation Ltd., Senior Notes, 7.75%, 02/15/2029 (c)	B3	877
215	NCL Finance Ltd., Senior Notes, 6.125%, 03/15/2028 (c)	B3	215
840	Royal Caribbean Cruises Ltd., Senior Notes, 6%, 02/01/2033 (c)	Ba1	838
375	Royal Caribbean Cruises Ltd., Senior Notes, 6.25%, 03/15/2032 (c)	Ba1	379

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$480	Royal Caribbean Cruises Ltd., Senior Notes, 5.5%, 04/01/2028 (c)	Ba1	$476
410	Royal Caribbean Cruises Ltd., Senior Notes, 5.625%, 09/30/2031 (c)	Ba1	403
960	Seaworld Parks & Entertainment, Inc., Senior Notes, 5.25%, 08/15/2029 (c)	B2	914
410	Six Flags Entertainment, Inc., Senior Notes, 6.625%, 05/01/2032 (c)	Ba1	415
730	Six Flags Entertainment, Inc., Senior Notes, 5.5%, 04/15/2027 (c)	B1	723
1,110	Six Flags Entertainment, Inc., Senior Notes, 7.25%, 05/15/2031 (c)	B1	1,132
			12,461
Financial — 16.33%
965	Acrisure, LLC, 7.5%, 11/06/2030 (c)	B2	993
550	Acrisure, LLC, 8.25%, 02/01/2029 (c)	Caa2	567
690	Acrisure, LLC, 8.5%, 06/15/2029 (c)	Caa2	718
1,641	Alliant Holdings, Senior Notes, 7%, 01/15/2031 (c)	B2	1,647
1,135	Alliant Holdings, Senior Notes, 6.75%, 10/15/2027 (c)	Caa2	1,124
705	Alliant Holdings, Senior Notes, 7.375%, 10/01/2032 (c)	Caa2	709
315	Alliant Holdings, Senior Notes, 5.875%, 11/01/2029 (c)	Caa2	301
660	Apollo Commercial Real Estate Finance, Inc., Senior Notes, 4.625%, 06/15/2029 (c)	Ba3	571
702	AssuredPartners, Inc., Senior Notes, 7.5%, 02/15/2032 (c)	Caa2	756
170	Blackstone Mortgage Trust, Inc., Senior Notes, 7.75%, 12/01/2029 (c)	B1	174
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$547	Cobra Acquisition Company, LLC, Senior Notes, 6.375%, 11/01/2029 (c)	B3	$469
419	Focus Financial Partners, LLC, Senior Notes, 6.75%, 09/15/2031 (c)	B2	415
1,585	HUB International Ltd., Senior Notes, 7.25%, 06/15/2030 (c)	B1	1,625
2,075	HUB International Ltd., Senior Notes, 7.375%, 01/31/2032 (c)	Caa1	2,106
790	HUB International Ltd., Senior Notes, 5.625%, 12/01/2029 (c)	Caa1	763
943	Jane Street Group, LLC, Senior Notes, 7.125%, 04/30/2031 (c)	Ba1	967
965	Jane Street Group, LLC, Senior Notes, 6.125%, 11/01/2032 (c)	Ba1	953
230	Jerrold Finco Plc, Senior Notes, 5.25%, 01/15/2027 (e) (GBP)	NR	283
785	Jones Deslauriers Insurance Management, Inc., Senior Notes, 8.5%, 03/15/2030 (c)	B2	824
340	Jones Deslauriers Insurance Management, Inc., Senior Notes, 10.5%, 12/15/2030 (c)	Caa2	366
1,150	Midcap Financial Issuer Trust, Senior Notes, 6.5%, 05/01/2028 (c)	B1	1,121
480	Midcap Financial Issuer Trust, Senior Notes, 5.625%, 01/15/2030 (c)	B1	438
295	Navient Corporation, Senior Notes, 5%, 03/15/2027	Ba3	288
320	Navient Corporation, Senior Notes, 4.875%, 03/15/2028	Ba3	305
630	Navient Corporation, Senior Notes, 5.5%, 03/15/2029 (d)	Ba3	595
650	Navient Corporation, Senior Notes, 11.5%, 03/15/2031	Ba3	725

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,745	Navient Corporation, Senior Notes, 9.375%, 07/25/2030	Ba3	$1,854
1,271	Navient Corporation, Senior Notes, 5.625%, 08/01/2033	Ba3	1,096
1,550	OneMain Finance Corporation, Senior Notes, 9%, 01/15/2029	Ba2	1,639
485	OneMain Finance Corporation, Senior Notes, 7.875%, 03/15/2030	Ba2	504
390	OneMain Finance Corporation, Senior Notes, 7.5%, 05/15/2031	Ba2	401
415	OneMain Finance Corporation, Senior Notes, 7.125%, 11/15/2031	Ba2	423
1,385	Panther Escrow Issuer, LLC, Senior Notes, 7.125%, 06/01/2031 (c)	B2	1,395
690	PennyMac Financial Services, Inc., Senior Notes, 7.125%, 11/15/2030 (c)	Ba3	699
617	PennyMac Financial Services, Inc., Senior Notes, 7.875%, 12/15/2029 (c)	Ba3	646
790	Prog Holdings, Inc., Senior Notes, 6%, 11/15/2029 (c)	B1	753
385	Rocket Mortgage, LLC, Senior Notes, 4%, 10/15/2033 (c)	Ba1	320
235	Ryan Specialty Group, LLC, Senior Notes, 4.375%, 02/01/2030 (c)	B1	220
260	Ryan Specialty Group, LLC, Senior Notes, 5.875%, 08/01/2032 (c)	B1	256
320	United Wholesale Mortgage, LLC, Senior Notes, 5.5%, 04/15/2029 (c)	Ba3	306
635	United Wholesale Mortgage, LLC, Senior Notes, 5.75%, 06/15/2027 (c)	Ba3	625
95	USI, Inc., Senior Notes, 7.5%, 01/15/2032 (c)	Caa1	98
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$565	UWM Holdings, LLC, Senior Notes, 6.625%, 02/01/2030 (c)	Ba3	$559
			31,597
Food — 1.63%
270	B&G Foods, Inc., Senior Notes, 8%, 09/15/2028 (c)	B1	277
610	BellRing Brands, Inc., Senior Notes, 7%, 03/15/2030 (c)	B2	625
305	Chobani Holdco II, LLC, Senior Notes, 8.75%, 10/01/2029 (c)	Caa1	323
555	Chobani, LLC, Senior Notes, 7.625%, 07/01/2029 (c)	B3	572
685	Darling Ingredients, Inc., Senior Notes, 6%, 06/15/2030 (c)	Ba2	675
325	Post Holdings, Inc., Senior Notes, 6.25%, 02/15/2032 (c)	Ba1	323
345	Triton Water Holdings, Inc., Senior Notes, 6.25%, 04/01/2029 (c)	Caa1	342
			3,137
Forest Products — 0.39%
450	Cascades, Inc., Senior Notes, 5.375%, 01/15/2028 (c)	Ba3	437
355	Graphic Packaging International, LLC, Senior Notes, 3.75%, 02/01/2030 (c)	Ba2	320
			757
Gaming — 3.69%
459	Caesars Entertainment, Inc., Senior Notes, 8.125%, 07/01/2027 (c)	B3	462
545	Caesars Entertainment, Inc., Senior Notes, 7%, 02/15/2030 (c)	Ba3	553
380	Caesars Entertainment, Inc., Senior Notes, 6.5%, 02/15/2032 (c)	Ba3	380
580	Churchill Downs, Inc., Senior Notes, 6.75%, 05/01/2031 (c)	B1	585

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$125	Cirsa Finance International, S.a.r.l., Senior Notes, 6.5%, 03/15/2029 (c) (EUR)	B2	$136
90	Cirsa Finance International, S.a.r.l., Senior Notes, 10.375%, 11/30/2027 (c) (EUR)	B2	98
485	Great Canadian Gaming Corporation, Senior Notes, 8.75%, 11/15/2029 (c)	B2	498
375	International Game Technology Plc, Senior Notes, 5.25%, 01/15/2029 (c)	Ba1	365
260	Light & Wonder International, Inc., Senior Notes, 7.5%, 09/01/2031 (c)	B2	268
120	Lottomatica SpA, Senior Notes, 7.125%, 06/01/2028 (c) (EUR)	Ba3	130
500	Midwest Gaming Borrower, LLC, Senior Notes, 4.875%, 05/01/2029 (c)	B3	469
280	Ontario Gaming GTA L.P., Senior Notes, 8%, 08/01/2030 (c)	B3	287
475	Playtika Holding Corporation, Senior Notes, 4.25%, 03/15/2029 (c)	B2	430
565	SC Games Holdings, Senior Notes, 6.625%, 03/01/2030 (c)	Caa2	540
530	Scientific Games International, Inc., Senior Notes, 7%, 05/15/2028 (c)	B2	530
1,390	Scientific Games International, Inc., Senior Notes, 7.25%, 11/15/2029 (c)	B2	1,418
			7,149
Healthcare — 12.06%
565	1375209 B.C. Ltd., 9%, 01/30/2028 (c)(d)(e)	NR	564
1,240	Athena Health Group, Inc., Senior Notes, 6.5%, 02/15/2030 (c)	Caa2	1,178
1,415	Avantor Funding, Inc., Senior Notes, 4.625%, 07/15/2028 (c)	B1	1,344
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$940	Bausch & Lomb Escrow Corporation, Senior Notes, 8.375%, 10/01/2028 (c)	B1	$978
450	CHS/Community Health Systems, Inc., Senior Notes, 6.125%, 04/01/2030 (c)	Caa3	308
455	CHS/Community Health Systems, Inc., Senior Notes, 6%, 01/15/2029 (c)	Caa1	407
945	CHS/Community Health Systems, Inc., Senior Notes, 10.875%, 01/15/2032 (c)	Caa1	972
345	CHS/Community Health Systems, Inc., Senior Notes, 5.25%, 05/15/2030 (c)	Caa1	283
627	CHS/Community Health Systems, Inc., Senior Notes, 8%, 12/15/2027 (c)	Caa1	622
275	Concentra Escrow Issuer Corporation, Senior Notes, 6.875%, 07/15/2032 (c)	B1	280
835	DaVita, Inc., Senior Notes, 6.875%, 09/01/2032 (c)	Ba3	841
280	Iqvia, Inc., Senior Notes, 6.5%, 05/15/2030 (c)	Ba2	284
220	LifePoint Health, Inc., Senior Notes, 5.375%, 01/15/2029 (c)	Caa2	192
89	LifePoint Health, Inc., Senior Notes, 9.875%, 08/15/2030 (c)	B2	96
1,525	LifePoint Health, Inc., Senior Notes, 11%, 10/15/2030 (c)	B2	1,674
993	LifePoint Health, Inc., Senior Notes, 10%, 06/01/2032 (c)	Caa2	1,008
1,815	Medline Borrower, L.P., Senior Notes, 5.25%, 10/01/2029 (c)	B3	1,747
1,725	Medline Borrower, L.P., Senior Notes, 6.25%, 04/01/2029 (c)	Ba3	1,742
570	Molina Healthcare, Inc., Senior Notes, 4.375%, 06/15/2028 (c)	Ba2	542

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$925	MPT Operating Partnership, L.P., Senior Notes, 5%, 10/15/2027 (d)	Caa1	$778
735	Organon & Company, Senior Notes, 5.125%, 04/30/2031 (c)(d)	B1	660
265	Perrigo Finance Unlimited Company, Senior Notes, 6.125%, 09/30/2032 (d)	Ba3	259
538	STAR Parent, Inc., Senior Notes, 9%, 10/01/2030 (c)	B1	555
1,640	Tenet Healthcare Corporation, Senior Notes, 6.125%, 10/01/2028	B2	1,634
700	Tenet Healthcare Corporation, Senior Notes, 4.375%, 01/15/2030	Ba3	650
405	Tenet Healthcare Corporation, Senior Notes, 6.75%, 05/15/2031	Ba3	408
1,060	Tenet Healthcare Corporation, Senior Notes, 6.125%, 06/15/2030	Ba3	1,051
119	Tenet Healthcare Corporation, Senior Notes, 6.875%, 11/15/2031 (d)	B2	123
154	Teva Pharmaceutical Finance Company, LLC, Senior Notes, 6.15%, 02/01/2036	Ba2	154
465	Teva Pharmaceutical Finance Netherlands III BV, Senior Notes, 6.75%, 03/01/2028	Ba2	474
415	Teva Pharmaceutical Finance Netherlands III BV, Senior Notes, 5.125%, 05/09/2029	Ba2	405
455	Teva Pharmaceutical Finance Netherlands III BV, Senior Notes, 7.875%, 09/15/2029	Ba2	489
565	Teva Pharmaceutical Finance Netherlands III BV, Senior Notes, 8.125%, 09/15/2031	Ba2	630
			23,332
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
Information Technology — 8.48%
$810	Capstone Borrower, Inc., Senior Notes, 8%, 06/15/2030 (c)	B2	$834
282	Carvana Co., Senior Notes, 13%, 06/01/2030 (c)	Caa1	310
1,118	Carvana Co., Senior Notes, 14%, 06/01/2031 (c)	Caa1	1,337
780	Central Parent, LLC, Senior Notes, 8%, 06/15/2029 (c)	B2	790
290	Central Parent/CDK Global, Inc., Senior Notes, 7.25%, 06/15/2029 (c)	B2	286
3,560	Cloud Software Group, Inc., Senior Notes, 9%, 09/30/2029 (c)	Caa2	3,609
25	Cloud Software Group, Inc., Senior Notes, 6.5%, 03/31/2029 (c)	B2	25
690	Cloud Software Group, Inc., Senior Notes, 8.25%, 06/30/2032 (c)	B2	712
953	Dye & Durham Corporation, Senior Notes, 8.625%, 04/15/2029 (c)	B1	998
1,360	Entegris, Inc., Senior Notes, 5.95%, 06/15/2030 (c)	Ba2	1,346
805	General Digital, Inc., Senior Notes, 7.125%, 09/30/2030 (c)(d)	B1	825
275	Go Daddy, Inc., Senior Notes, 5.25%, 12/01/2027 (c)	Ba3	270
148	Match Group Holdings II, LLC, Senior Notes, 5.625%, 02/15/2029 (c)	Ba3	144
305	Match Group Holdings II, LLC, Senior Notes, 4.625%, 06/01/2028 (c)	Ba3	289
965	Match Group Holdings II, LLC, Senior Notes, 4.125%, 08/01/2030 (c)	Ba3	854
475	Match Group Holdings II, LLC, Senior Notes, 3.625%, 10/01/2031 (c)	Ba3	404
295	Match Group Holdings II, LLC, Senior Notes, 5%, 12/15/2027 (c)	Ba3	285

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,610	McAfee Corporation, Senior Notes, 7.375%, 02/15/2030 (c)	Caa1	$1,562
475	Roblox Corporation, Senior Notes, 3.875%, 05/01/2030 (c)	Ba1	427
380	SS&C Technologies, Inc., Senior Notes, 6.5%, 06/01/2032 (c)	Ba3	382
285	Twilio, Inc., Senior Notes, 3.625%, 03/15/2029	Ba3	261
510	Twilio, Inc., Senior Notes, 3.875%, 03/15/2031	Ba3	457
			16,407
Lodging — 1.23%
380	Hilton Domestic Operating Company, Inc., Senior Notes, 5.875%, 03/15/2033 (c)	Ba2	373
305	Hilton Domestic Operating Company, Inc., Senior Notes, 6.125%, 04/01/2032 (c)	Ba2	304
220	Park Intermediate Holdings, LLC, Senior Notes, 7%, 02/01/2030 (c)	B1	222
370	Park Intermediate Holdings, LLC, Senior Notes, 4.875%, 05/15/2029 (c)	B1	348
300	Park Intermediate Holdings, LLC, Senior Notes, 5.875%, 10/01/2028 (c)	B1	294
630	RHP Hotel Properties, L.P., Senior Notes, 4.5%, 02/15/2029 (c)	Ba3	591
75	RHP Hotel Properties, L.P., Senior Notes, 7.25%, 07/15/2028 (c)	Ba3	77
170	XHR L.P., Senior Notes, 6.625%, 05/15/2030 (c)	B1	170
			2,379
Manufacturing — 2.02%
200	ARCOSA, INC., Senior Notes, 6.875%, 08/15/2032 (c)	Ba3	202
325	Hillenbrand, Inc., Senior Notes, 3.75%, 03/01/2031	Ba1	283
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$735	Madison IAQ, LLC, Senior Notes, 4.125%, 06/30/2028 (c)	B1	$695
420	Madison IAQ, LLC, Senior Notes, 5.875%, 06/30/2029 (c)	Caa1	396
765	Mueller Water Products, Senior Notes, 4%, 06/15/2029 (c)	Ba1	706
735	Sensata Technologies, Inc., Senior Notes, 4%, 04/15/2029 (c)	Ba2	673
700	Sensata Technologies, Inc., Senior Notes, 5.875%, 09/01/2030 (c)	Ba2	680
270	Stevens Holding Company, Inc., Senior Notes, 6.125%, 10/01/2026 (c)(e)	NR	266
			3,901
Media — 5.96%
1,080	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.75%, 04/15/2028 (c)	Caa3	972
540	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.5%, 06/01/2029 (c)(d)	Caa3	471
440	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.875%, 04/01/2030 (c)	B2	451
1,340	Clear Channel Outdoor Holdings, Inc., Senior Notes, 9%, 09/15/2028 (c)	B2	1,404
1,130	CMG Media Corp., Senior Notes, 8.875%, 06/18/2029 (c)	Caa3	848
222	Gray Escrow II, Inc., Senior Notes, 5.375%, 11/15/2031 (c)	Caa1	118
681	Lamar Media Corporation, Senior Notes, 4.875%, 01/15/2029	Ba3	653
74	Lamar Media Corporation, Senior Notes, 4%, 02/15/2030	Ba3	67
1,570	Midas Opco Holdings, LLC, Senior Notes, 5.625%, 08/15/2029 (c)	B2	1,492
952	Neptune Bidco US, Inc., Senior Notes, 9.29%, 04/15/2029 (c)	B2	883

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$200	Outfront Media Capital, LLC, Senior Notes, 7.375%, 02/15/2031 (c)	Ba1	$209
1,285	Sirius XM Radio, Inc., Senior Notes, 4%, 07/15/2028 (c)	Ba3	1,182
987	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/2027 (c)	Ba3	957
270	Townsquare Media, Inc., Senior Notes, 6.875%, 02/01/2026 (c)	B2	269
590	Univision Communications, Inc., Senior Notes, 7.375%, 06/30/2030 (c)	B1	565
265	Univision Communications, Inc., Senior Notes, 8.5%, 07/31/2031 (c)	B1	260
715	Univision Communications, Inc., Senior Notes, 8%, 08/15/2028 (c)	B1	727
			11,528
Metals & Mining — 3.25%
835	Arsenal AIC Parent, LLC, Senior Notes, 8%, 10/01/2030 (c)	B2	864
515	Arsenal AIC Parent, LLC, Senior Notes, 11.5%, 10/01/2031 (c)(e)	NR	574
241	ATI, Inc., Senior Notes, 7.25%, 08/15/2030	B1	248
300	ATI, Inc., Senior Notes, 5.125%, 10/01/2031	B1	282
708	Big River Steel, LLC, Senior Notes, 6.625%, 01/31/2029 (c)	Ba2	706
122	Carpenter Technology Corporation, Senior Notes, 7.625%, 03/15/2030	B1	125
445	Cleveland-Cliffs Inc., Senior Notes, 7.375%, 05/01/2033 (c)	Ba3	436
285	Constellium SE, Senior Notes, 6.375%, 08/15/2032 (c)(d)	Ba3	277
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$405	Ero Copper Corporation, Senior Notes, 6.5%, 02/15/2030 (c)	B1	$392
1,145	Hecla Mining Company, Senior Notes, 7.25%, 02/15/2028	B2	1,149
545	Hudbay Minerals, Inc., Senior Notes, 6.125%, 04/01/2029 (c)	B2	545
745	Novelis Corporation, Senior Notes, 4.75%, 01/30/2030 (c)	Ba3	687
			6,285
Other Telecommunications — 2.49%
765	Frontier Communications Holdings, LLC, Senior Notes, 6%, 01/15/2030 (c)(d)	Caa2	760
530	Frontier Communications Holdings, LLC, Senior Notes, 8.75%, 05/15/2030 (c)	B3	558
200	Iliad Holding SAS, Senior Notes, 8.5%, 04/15/2031 (c)	B2	212
94	Level 3 Financing, Inc., Senior Notes, 4.625%, 09/15/2027 (c)	Caa1	86
895	Level 3 Financing, Inc., Senior Notes, 4%, 04/15/2031 (c)	Caa1	705
694	Level 3 Financing, Inc., Senior Notes, 10%, 10/15/2032 (c)	Caa1	692
1,107	Level 3 Financing, Inc., Senior Notes, 11%, 11/15/2029 (c)	B2	1,242
500	Level 3 Financing, Inc., Senior Notes, 10.75%, 12/15/2030 (c)	B2	558
			4,813
REITs — 1.33%
915	Necessity Retail, Inc., Senior Notes, 4.5%, 09/30/2028 (c)(e)	NR	836
425	Service Properties Trust, Senior Notes, 8.875%, 06/15/2032 (d)	B3	392

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,290	Service Properties Trust, Senior Notes, 8.625%, 11/15/2031 (c)	B3	$1,342
			2,570
Restaurants — 0.79%
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/2037	Ba3	827
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/2043	Ba3	696
			1,523
Retail — 2.03%
65	Bath & Body Works, Inc., Senior Notes, 6.694%, 01/15/2027 (d)	Ba2	66
350	Bath & Body Works, Inc., Senior Notes, 7.5%, 06/15/2029	Ba2	361
277	Bath & Body Works, Inc., Senior Notes, 9.375%, 07/01/2025 (c)	Ba2	282
1,005	Bath & Body Works, Inc., Senior Notes, 6.625%, 10/01/2030 (c)	Ba2	1,013
450	CVS Health Corporation, Senior Notes, 7%, 03/10/2055 (d)	Ba1	449
990	CVS Health Corporation, Senior Notes, 6.75%, 12/10/2054	Ba1	965
395	Victra Holdings, LLC, Senior Notes, 8.75%, 09/15/2029 (c)	B1	413
385	Wayfair, LLC, Senior Notes, 7.25%, 10/31/2029 (c)	B1	385
			3,934
Satellites — 0.90%
580	Connect Finco S.a.r.l., Senior Notes, 9%, 09/15/2029 (c)(d)	B1	528
218	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/2026	Caa3	172
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$445	Intelsat Jackson Holdings Ltd., Senior Notes, 6.5%, 03/15/2030 (c)(d)	B1	$408
650	Viasat, Inc., Senior Notes, 5.625%, 04/15/2027 (c)(d)	Ba3	626
			1,734
Services — 9.01%
635	Albion Financing 1 SARL, 6.125%, 10/15/2026 (c)	B1	631
315	Albion Financing 2 SARL, 8.75%, 04/15/2027 (c)	B3	320
398	Allied Universal Holdco, LLC, Senior Notes, 7.875%, 02/15/2031 (c)	B3	405
1,460	Allied Universal Holdco, LLC, Senior Notes, 9.75%, 07/15/2027 (c)	Caa2	1,465
425	Avis Budget Car Rental, LLC, Senior Notes, 8.25%, 01/15/2030 (c)(d)	B1	435
1,075	Avis Budget Car Rental, LLC, Senior Notes, 8%, 02/15/2031 (c)(d)	B1	1,099
775	EG Global Finance, Plc, Senior Notes, 12%, 11/30/2028 (c)	B3	865
475	Fortress Intermediate 3, Inc., Senior Notes, 7.5%, 06/01/2031 (c)	B2	482
405	GFL Environmental, Inc., Senior Notes, 6.75%, 01/15/2031 (c)	Ba2	416
1,605	GTCR W-2 Merger Sub, LLC, Senior Notes, 7.5%, 01/15/2031 (c)	Ba3	1,677
1,265	H&E Equipment Services, Senior Notes, 3.875%, 12/15/2028 (c)	B1	1,153
170	Loxam S.A.S., Senior Notes, 6.375%, 05/31/2029 (c)(e) (EUR)	NR	185
390	Ritchie Bros. Holdings, Inc., Senior Notes, 7.75%, 03/15/2031 (c)	B1	408

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$290	Ritchie Bros. Holdings, Inc., Senior Notes, 6.75%, 03/15/2028 (c)	Ba2	$296
445	Sabre GLBL, Inc., Senior Notes, 10.75%, 11/15/2029 (c)	B3	457
300	Staples, Inc., Senior Notes, 10.75%, 09/01/2029 (c)	B3	294
1,125	TK Elevator U.S. Newco, Inc., Senior Notes, 6.625%, 07/15/2028 (d) (EUR)	Caa1	1,165
1,460	TK Elevator U.S. Newco, Inc., Senior Notes, 5.25%, 07/15/2027 (c)	B2	1,427
2,635	UKG, Inc., Senior Notes, 6.875%, 02/01/2031 (c)	B2	2,661
775	United Rentals (North America), Inc., Senior Notes, 3.75%, 01/15/2032	Ba2	677
275	United Rentals (North America), Inc., Senior Notes, 6.125%, 03/15/2034 (c)	Ba2	273
270	Williams Scotsman, Inc., Senior Notes, 6.625%, 06/15/2029 (c)	B2	273
363	Williams Scotsman, Inc., Senior Notes, 7.375%, 10/01/2031 (c)	B2	373
			17,437
Supermarkets — 0.35%
100	Iceland Bondco Plc, Senior Notes, 10.875%, 12/15/2027 (c) (GBP)	B2	134
100	Iceland Bondco Plc, Senior Notes, 8.523%, 12/15/2027 (c) (EUR)	B2	104
445	Performance Food Group, Inc., Senior Notes, 6.125%, 09/15/2032 (c)	B1	445
			683
Transportation — 0.49%
455	Genesee & Wyoming, Inc., Senior Notes, 6.25%, 04/15/2032 (c)	Ba3	457
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$480	Watco Companies, LLC, Senior Notes, 7.125%, 08/01/2032 (c)	Caa1	$494
			951
Utilities — 9.23%
475	Alpha Generation, LLC, Senior Notes, 6.75%, 10/15/2032 (c)	B2	468
550	California Buyer Ltd., Senior Notes, 6.375%, 02/15/2032 (c)(e)	NR	547
310	Calpine Corporation, Senior Notes, 4.5%, 02/15/2028 (c)	Ba2	297
625	Calpine Corporation, Senior Notes, 5%, 02/01/2031 (c)	B2	585
950	Calpine Corporation, Senior Notes, 5.125%, 03/15/2028 (c)	B2	919
345	HA Sustainable Infrastructure Capital, Inc., Senior Notes, 6.375%, 07/01/2034 (c)	Baa3	336
548	HAT Holdings I, LLC, Senior Notes, 8%, 06/15/2027 (c)	Baa3	570
565	NRG Energy, Inc., Senior Notes, 6.25%, 11/01/2034 (c)	Ba2	553
508	NRG Energy, Inc., Senior Notes, 10.25% (c)(f)	Ba3	561
1,295	PG&E Corporation, Senior Notes, 7.375%, 03/15/2055	Ba3	1,329
280	PG&E Corporation, Senior Notes, 5%, 07/01/2028	Ba3	273
645	PG&E Corporation, Senior Notes, 5.25%, 07/01/2030	Ba3	630
1,845	Talen Energy Supply, LLC, Senior Notes, 8.625%, 06/01/2030 (c)	Ba2	1,965
1,795	Terraform Global Operating, LLC, Senior Notes, 6.125%, 03/01/2026 (c)	Ba3	1,786
716	Terraform Power Operating, LLC, Senior Notes, 5%, 01/31/2028 (c)	Ba3	687

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$195	TransAlta Corporation, Senior Notes, 7.75%, 11/15/2029	Ba1	$202
939	Vistra Corp., Senior Notes, 7% (c)(f)	Ba3	943
1,900	Vistra Corp., Senior Notes, 8.875% (c)(e)(f)	NR	2,033
3,120	Vistra Corp., Senior Notes, 8% (c)(f)	Ba3	3,178
			17,862
	Total Corporate Debt Securities (Total cost of $261,534)		259,256
BANK DEBT SECURITIES — 0.95% (a)(b)
Information Technology — 0.85%
305	Project Alpha Intermediate Holding, Inc., 7.838%, 10/28/2030	B2	307
486	Project Alpha Intermediate Holding, Inc., 9.588%, 11/22/2032	Caa1	491
155	Sophia L.P., 9.36%, 10/09/2029	B2	156
680	Sophia L.P., 7.61%, 11/15/2032	Caa2	691
			1,645
Services — 0.10%
197	CoreLogic, Inc., 10.971%, 06/04/2029	Caa2	191
	Total Bank Debt Securities (Total cost of $1,818)		1,836
OTHER ASSET BACKED SECURITIES — 0.19% (a)(b)
Other Telecommunications — 0.19%
315	Frontier Issuer, LLC, 11.5%, 08/20/2053 (c)(e)	NR	336
25	Frontier Issuer, LLC, 11.16%, 06/20/2054 (c)(e)	NR	28
	Total Other Asset Backed Securities (Total cost of $364)		364
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CONVERTIBLE BONDS — 0.40% (a)(b)
Automotive — 0.40%
$725	Rivian Automotive, Inc., Senior Notes, 4.625%, 03/15/2029 (e)	NR	$766
	Total Convertible Bonds (Total cost of $785)		766
COMMON STOCK — 0.37% (a)(b)
Energy — 0.13%
11,000	South Bow Corp.		259
Healthcare — 0.13%
14,000	Bausch + Lomb Corp. (g)		253
Metals & Mining — 0.11%
5,601	Freeport-McMoRan, Inc.		213
	Total Common Stock (Total cost of $832)		725
PREFERRED STOCK — 0.78% (a)(b)
Aerospace & Defense — 0.35%
11,254	The Boeing Company, Convertible, 6%, 10/15/2027 (d)(e)		685
Financial — 0.29%
10,100	Ares Management Corp., Convertible, 6.75%, 10/01/2027 (e)		556
Utilities — 0.14%
5,600	PG&E Corporation, Convertible, 6%, 12/01/2027 (d)(e)		279
	Total Preferred Stock (Total cost of $1,364)		1,520
	TOTAL INVESTMENTS — 136.68% — (Total cost of $266,697)		264,467
	CASH AND OTHER ASSETS LESS LIABILITIES — (36.68%)		(70,972)
	NET ASSETS — 100.0%		$193,495

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2024 — Continued (Dollar Amounts in Thousands)

(a)  Percentages indicated are based on total net assets to common shareholders of $193,500.

(b)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with State Street Bank.

(c)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See notes to the portfolio of investments for valuation policy. Total market value of Rule 144A securities amounted to $223,280 as of December 31, 2024.

(d)  All or a portion of this security was on loan at December 31, 2024. The aggreagate value of securities on loan at December 31, 2024 was $12,401.

(e)  Not rated.

(f)  Perpetual security with no stated maturity date.

(g)  Non-income producing investment.

(h)  Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2024

(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $266,697 see Schedule of Investments and Note 1)	$264,467
CASH	7,949
RECEIVABLES:
Investment securities sold	3,193
Interest and dividends	4,947
PREPAID EXPENSES	71
UNREALIZED GAIN ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	88
Total assets	$280,715
Liabilities:
CREDIT AGREEMENT (Note 4)	$84,000
PAYABLES:
Investment securities purchased	1,143
Investment management fees (Note 3)	84
Interest on loan (Note 4)	371
ACCRUED EXPENSES	1,619
UNREALIZED LOSS ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	3
Total liabilities	$87,220
Net Assets	$193,495
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,374,744 shares issued and outstanding	$234
CAPTIAL IN EXCESS OF PAR VALUE	239,296
DISTRIBUTABLE EARNINGS	(46,035)
Net Assets Applicable To Common Stock	$193,495

Statement of Operations
For the Year Ended
December 31, 2024

Investment Income: (Note 1)
Interest income	$19,925
Dividend income	32
Loan fee income	28
Other income	1
Total investment income	$19,986
Expenses:
Cost of leverage:
Interest expense (Note 4)	$5,098
Loan fees (Note 4)	24
Total cost of leverage	$5,122
Professional services:
Investment advisor (Note 3)	$983
Legal	334
Custodian and transfer agent	243
Audit	63
Total professional services	$1,623
Administrative:
Merger fees	$1,899
General administrative (Note 6)	646
Directors	275
Insurance	132
Shareholder communications	42
Shareholder meeting	29
NYSE	25
Total administrative	$3,048
Total expenses	$9,793
Net Investment Income	$10,193
Realized and Unrealized Gain (Loss) on Investment Activities:
Net realized gain (loss)
Investments	$(4,744)
Forward currency exchange contracts	144
Foreign currency transactions	(46)
Net realized gain (loss)	$(4,646)
Change in net unrealized gain (loss)
Investments	$4,343
Forward currency exchange contracts	110
Change in net unrealized gain (loss)	4,453
Net Realized and Unrealized Gain (Loss) on Investments	$(193)
Net increase in net assets resulting from operations	$10,000

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
From Operations:
Net investment income	$10,193	$11,561
Realized loss from investments and currencies, net	(4,646)	(8,359)
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	4,453	24,924
Net increase in net assets resulting from operations	$10,000	$28,126
Distributions to Common Stockholders:
Distributable earnings ($0.42 and $0.49 per share in 2024 and 2023, respectively)	$(9,915)	$(11,395)
Return of capital ($.02 and $.00 per share in 2024 and 2023, respectively)	(369)	—
Total distributions	(10,284)	(11,395)
Total net increase (decrease) in net assets	$(284)	$16,731
Net Assets
Beginning of year/period	$193,779	$177,048
End of year/period	$193,495	$193,779

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2024	2023	2022	2021	2020
NET ASSET VALUE:
Beginning of period	$8.29	$7.57	$9.78	$9.79	$10.02
NET INVESTMENT INCOME	0.44	0.49	0.56	0.64	0.63
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(0.01)	0.72	(2.17)	0.03	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	0.43	1.21	(1.61)	0.67	0.42
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income	(0.42)	(0.49)	(0.60)	(0.68)	(0.65)
Return of capital	(0.02)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.44)	(0.49)	(0.60)	(0.68)	(0.65)
NET ASSET VALUE:
End of period	$8.28	$8.29	$7.57	$9.78	$9.79
PER SHARE MARKET VALUE:
End of period	$8.17	$7.04	$6.60	$9.33	$8.68
TOTAL INVESTMENT RETURN†	22.82%	5.71%	(23.19)%	15.62%	2.94%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Total returns for periods less than one year are not annualized. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2024	2023	2022	2021	2020
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$193,495	$193,779	$177,048	$228,616	$228,878
EXPENSE RATIOS:
Ratio of interest expense to average net assets	2.63%	2.79%	1.13%	0.35%	0.57%
Ratio of leverage expenses to average net assets	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio of operating expenses to average net assets	2.41%	1.49%	1.34%	1.14%	1.20%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	5.05%	4.29%	2.48%	1.50%	1.78%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	5.26%	6.30%	6.75%	6.46%	6.80%
PORTFOLIO TURNOVER RATE	42.02%	30.01%	37.82%	50.73%	53.11%

(a)  Dollars in thousands

  *  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2024	2023	2022	2021	2020
TOTAL AMOUNT OUTSTANDING:
Liquidity Agreement	$84,000,000	$84,000,000	$84,000,000	$84,000,000	$84,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Liquidity Agreement (1)	$3,304	$3,307	$3,108	$3,722	$3,725
Liquidity Agreement Asset Coverage (2)	330%	331%	311%	372%	372%

(1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the liquidity agreement, from the Fund's total assets and dividing such amount by the amount borrowed under the liquidity agreement, (per $1,000 of amount borrowed).

(2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the liquidity agreement, from the Fund's total assets and dividing such amount by the amount borrowed under the liquidity agreement.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Year Ended December 31, 2024
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(112,955)
Sales of portfolio securities	120,489
Interest and dividends received	19,635
Operating expenses paid	(8,399)
Net cash provided by operating activities	$18,770
Cash Flows From Financing Activities:
Common stock dividends	$(11,394)
Net cash provided by financing activities	$(11,394)
Net Increase in Cash	$7,376
Cash at Beginning of Period	573
Cash at End of Period	$7,949
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(112,955)
Sales of portfolio securities	120,489
Net increase in net assets resulting from operations	10,000
Amortization of interest	(375)
Net realized gain on investments and currencies	4,646
Change in net unrealized depreciation on investments and other financial instruments	(4,453)
Increase in interest and dividend receivable	24
Decrease in prepaid expenses	60
Increase in accrued expenses and other payables	1,334
Net cash provided by operating activities	$18,770
Cash paid for interest on credit agreement	$5,197

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2024

(1) Significant Accounting Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—The Fund's Board of Directors has adopted policies and procedures to fair value securities that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. The Fund's Board of Directors are the "valuation designee", which performs fair valuations pursuant to Rule 2a-5. Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Fair value measurements are further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2024

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts— The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Loan fee income is recorded when received. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Segment Reporting—In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting ("Topic 280") — Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity's chief operating decision maker ("CODM") to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2024

asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund's portfolio managers as a team. The financial information in the form of the Fund's portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment's performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as "total assets" and significant segment expenses are listed on the accompanying statement of operations.

(g)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, U.S. Treasury, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2024

Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$262,222	$—	$262,222
Preferred Stock
Aerospace & Defense	685	—	—	685
Finance	—	556	—	556
Utilities	—	279	—	279
Common Stock
Energy	259	—	—	259
Healthcare	253	—	—	253
Metals & Mining	213	—	—	213
Total Investments	$1,410	$263,057	$—	$264,467
	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$85	$—	$85

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The Fund owned no Level 3 securities at December 31, 2024.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2023	$991
Sales	(991)
Balance, December 31, 2024	$—

(2) Tax Matters and Distributions

At December 31, 2024, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $266,667,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $5,147,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $7,347,000. Net unrealized loss on investments for tax purposes at December 31, 2024 was approximately $2,200,000.

At December 31, 2024, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$8,220,000	Short-term	None
35,699,000	Long-term	None
$43,919,000

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2024

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2024 of approximately $10,284,000 was $9,915,000 from ordinary income and $369,000 was return of capital. The tax character of distributions paid to common shareholders in 2023 of approximately $11,395,000 was from ordinary income.

As of December 31, 2024, the components of distributable earnings on a tax basis were approximately:

Unrealized Loss on Investments and Foreign Currency	$(2,218,000)
Capital Loss Carryforwards	(43,919,000)
Other Accumulated Losses	(171,000)
Undistributed Ordinary Income	273,000
$(46,035,000)

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP") are primarily due to market discount and premium adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. As of December 31, 2024, there were no financial reporting reclassifications recorded to the net asset accounts.

As of December 31, 2024, the Fund had post-October losses which are deferred until fiscal year 2025 for tax purposes. The other accumulated losses of $171,000 were incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2021-2023, or expected to be taken in the Fund's 2024 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $983,000 in management fees during the year ended December 31, 2024. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2024

first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and amounts borrowed under the credit facility. At December 31, 2024, the fee payable to T. Rowe Price was approximately $84,000, as shown on the accompanying statement of assets and liabilities.

(4) Bank Liquidity Agreement

Effective October 4, 2023, the Fund entered into a perpetual liquidity agreement with State Street Bank and Trust Company ("State Street") pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000 and includes an agency securities lending agreement with State Street. On December 31, 2024 the total amount outstanding on the loan was $84,000,000. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above OBFR (Overnight Bank Financing Rate). The rate paid on these borrowings is calculated daily. For the year ended December 31, 2024 the weighted average rate on the loan was approximately 6.10% and the maximum and aggregate average amount borrowed during the period was $84,000,000. At December 31, 2024, the Fund has borrowings outstanding under the agreement of $84,000,000 at an annual interest rate of 5.33%, which are shown as Credit Agreement on the Statement of Assets and Liabilities.

The Fund pays a commitment fee to State Street at a rate of 0.15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the year ended December 31, 2024 the Fund paid approximately $24,000 for this commitment.

The Fund has granted to State Street a security interest in the investments and other assets of the Fund in accordance with the Liquidity Agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the Liquidity Agreement and generally expects these assets available for securities lending transactions. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by State Street, acting as the Fund's authorized securities lending agent. All securities lent through State Street are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 102% of the initial market value of the securities lent. Cash collateral received by State Street, in its role as securities lending agent for the Fund, may be used by State Street to fund amounts drawn by the Fund under the Liquidity Agreement.

At December 31, 2024, the total value of securities on loan was $12,401,206 and cash collateral received is retained by State Street. All of the securities on loan at December 31, 2024 are classified as Corporate Debt on the Fund's Schedule of Investments.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2024 were approximately:

Cost of purchases	$114,056,763
Proceeds of sales or maturities	$123,589,742

(6) Related Party Transactions

The Fund paid approximately $350,000 during the year ended December 31, 2024 to the president of the Fund for her services as an officer and employee of the Fund.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2024

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2024 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	1/3/2025	EUR	127	$131	$134	$(3)
HSBC Bank	2/4/2025	GBP	(727)	922	910	12
Royal Bank of Canada	1/3/2025	EUR	(2,810)	2,971	2,910	61
State Street Bank	2/10/2025	EUR	(2,683)	2,798	2,783	15
State Street Bank	2/4/2025	GBP	40	50	50	—
Net unrealized gain on open forward currency exchange contracts						$85

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2024 was as follows:

	Asset Derivatives December 31, 2024
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on forward currency exchange contracts	$88
	Unrealized loss on forward currency exchange contracts	$(3)

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2024 was as follows:

Amount of Realized Gain on Derivatives
Forward currency exchange contracts	$144
Change in Unrealized Appreciation on Derivatives
Forward currency exchange contracts	$110

(8) Subsequent Events

In November of 2024, stockholders of the Fund approved a proposal to reorganize the Fund into the T. Rowe Price High Yield Fund (the "T. Rowe Price Fund"), a separate series of the T. Rowe Price High Yield Fund, Inc. (the "Reorganization") in November 2024. The Reorganization initially expected to close following the close of business of the New York Stock Exchange on Friday, February 21, 2025, is now expected to close on a mutually agreed upon date in writing by the parties, subject to satisfaction of customary closing conditions. Upon the closing of the Reorganization, shareholders of the Fund will become holders of Investor Class shares of the T. Rowe Price Fund.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2024.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The New America High Income Fund, Inc.
Boston, Massachusetts

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2024, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, brokers and others; when replies were not received we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2025

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Investment Objective, Strategies and Restrictions

Investment Objective

The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds". The Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock, which means the lesser of (a) more than 50% of the Fund's Common Stock or (b) 67% or more of the Fund's Common Stock present at a meeting at which more than 50% of the outstanding shares of such stock are present or represented by proxy.

Investment Strategies

The Fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any major credit rating agency but deemed to be below investment grade by the Fund's investment adviser, T. Rowe Price Associates, Inc. (the "Adviser"). The Fund uses leverage through borrowing under a liquidity agreement (not to exceed 331/3% of the Fund's total assets) to employ its investment strategies.

If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the Fund's 80% investment policy. High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Fund may be senior or subordinate obligations of the borrower. The Fund may invest up to 10% of its total assets in bank loans.

The Fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the Fund relies extensively on the Adviser's credit research analysts. The Fund intends to focus primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.

While most assets will typically be invested in U.S. dollar-denominated bonds, the Fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers. The Fund may also use forward currency exchange contracts to protect the Fund's non-U.S. dollar denominated holdings from adverse currency movements by hedging the Fund's foreign currency exposure back to the U.S. dollar.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Notwithstanding the investment strategies described in the paragraph above, the Fund will not invest in bonds or securities of issuers classified as being in the Greater China Region (e.g., China, Hong Kong, and Macau). For purposes of this guideline, a bond's or a security's country classification is based on generally accepted industry standards, including, but not limited to, the issuer's country of incorporation, primary listing or domicile, or other factors the Adviser believes to be relevant. The restrictions described in this paragraph applies at the time of purchase of a security.

The Adviser integrates environmental, social, and governance ("ESG") factors into its investment research process for certain investments. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, the Adviser focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund's portfolio. The Adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the Fund.

The Fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, the Fund may invest without limitation in money market instruments, including rated and unrated commercial paper of domestic and foreign corporations (except those classified as being in the Greater China Region, as described above), certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The Fund reserves the right to invest in investment grade securities and securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes.

Other Portfolio Investments and Practices

The Fund and the Adviser reserve the right to engage in certain investment practices described below in order to help achieve the Fund's investment objective.

Leverage. The Fund intends to use leverage through borrowing under a liquidity agreement. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund also may incur leverage through the use of investment management techniques (e.g., futures contracts and options on futures contracts).

Changes in the value of the Fund's portfolio (including investments bought with amounts borrowed) will be borne entirely by the shareholders. If leverage is used and there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value ("NAV") per share to a greater

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to the Adviser for investment advisory services (which are effectively borne by the Common Stockholders and not holders of the Fund's leverage) will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's managed assets, including the amount obtained from leverage, which may create an incentive to leverage the Fund.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares, unless immediately after such incurrence, the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 331/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

The Fund will pay, and Common Stockholders will effectively bear, any costs and expenses related to any borrowings. Such costs and expenses would include the higher investment advisory fee resulting from the use of such leverage.

Capital, if any, raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. Entering into a borrowing program involves expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such borrowings (and other Fund expenses), the use of leverage would diminish the investment performance of the Fund's Common Stock compared with what it would have been without leverage.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement must be either segregated pending repurchase or the proceeds must be segregated on the Fund's books and records pending repurchase.

When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place beyond the customary settlement date for transactions of securities of that nature). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain liquid assets from its portfolio, marked to market daily and having value equal to or greater than such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the portfolio securities and/or from then available cash flow.

Permitted Investments in Direct Placement Securities. The Fund is permitted by its investment objective and policies to invest in direct placement securities, which are treated as restricted securities.

Notes, Loan Participations, and Assignments. The Fund may make investments in a company through the purchase or execution of a privately negotiated note representing the equivalent of a loan. Larger loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The Fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default.

Interest Rate Transactions. The Fund may enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities.

Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund reserves the right to write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option.

Futures Contracts and Related Options. The Adviser does not currently intend that the Fund will invest in futures contracts or related options with respect to the portfolio. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

In the event the Fund determines to invest in futures contracts and options thereon, it will not purchase or sell such instruments if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. The Fund also intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (the "CFTC") under which the Fund will be exempted from registration as a commodity pool operator. Subject to the approval of the Board of Directors, the Fund would have the right to write options on futures contracts for income purposes without CFTC registration. The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Code for qualification as a regulated investment company.

Securities Loans. The Fund reserves the right to make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. As a matter of policy securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on the securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Investment Restrictions

The following investment restrictions are fundamental policies of the Fund, and may not be amended without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock, which means the lesser of (a) more than 50% of the Fund's Common Stock or (b) 67% or more of the Fund's Common Stock present at a meeting at which more than 50% of the outstanding shares of such stock are present or represented by proxy. Under these restrictions, the Fund may not:

1.  Borrow money (through reverse repurchase agreements or otherwise) or issue senior securities, except as permitted by Section 18 of the 1940 Act.

2.  Pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margins for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

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3.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

4.  Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

5.  Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

6.  Purchase or sell real estate (including real estate mortgage loans), although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

7.  Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options.

8.  Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

9.  Acquire more than 10% of the voting securities of any issuer.

10.  Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

11.  Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

12.  Make investments for the purpose of exercising control or management over the issuer of any security.

Principal Risks

High Yield Bond Investing Risk. High yield bond investing (which is sometimes referred to as "junk investing") subjects the Fund to heightened credit risk. Issuers of high yield bonds and loans are not as strong financially as those with higher credit ratings, so the issuers and lenders are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer or lender.

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Because the credit quality of the issuer is lower, such investments are more sensitive to developments affecting the issuer's or lender's underlying fundamentals, such as changes in financial condition or a particular country's general economy. In addition, the entire below investment-grade bond and loan markets can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds and loans should also anticipate it. Since pooled investment vehicles, like registered investment companies, can be a major source of demand in certain high yield bond and loan markets, substantial cash flows into and out of these funds can affect prices. If, for example, a significant number of funds were to sell bonds or loans to meet shareholder redemptions, bond and loan prices could fall more than underlying fundamentals might justify.

Any investments in distressed or defaulted instruments subject the Fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.

Fixed Income Markets Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund's investments may decline in value due to factors affecting the overall fixed income markets, or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions.

Interest Rate Risk. The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Such decreases in price as due to the bonds and notes in the Fund's portfolio becoming less attractive to other investors when securities with higher yields become available. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities (i.e., an average of the maturities of the underlying debt instruments, "weighted" by the percentage of the fund's assets it represents) and durations (i.e., the measure of the price sensitivity of a fund to changes in interest rates carry greater interest rate risk. As a result, in a rising interest rate environment, the NAV of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the NAV of a fund with a shorter weighted average maturity or duration. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the Fund invests. The discontinuation and replacement of a benchmark rate such as the London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from

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one another) may have a significant impact on the financial markets and may adversely impact the Fund's performance. Given the current elevated inflation environment, risks associated with rising interest rates are currently heightened. As a result, rapid changes in interest rates may increase the Fund's overall exposure to interest rate risk.

Credit Quality Risk. An issuer of a debt instrument held by the Fund could default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income, NAV and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) or below are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers (commonly referred to as "junk").

Callable Bonds Risk. During periods of falling interest rates, issuers of callable bonds may redeem securities with higher interest rates before their maturity. The Fund would then lose any price appreciation above the bond's call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Foreign Investing Risk. The Fund's investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the Fund's share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors. In addition, information with respect to foreign borrowers may differ from that available for U.S. borrowers because foreign companies are not generally subject to accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. borrowers.

Emerging Market Securities Risk. The Fund may invest in securities of issuers located in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement

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practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended.

Foreign Currency Risk. Although the Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund's investment securities and the NAV of its shares. The currencies of certain countries in which the Fund invests are more volatile than those of other countries and, therefore, the Fund's investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Bank Loan Risk. Investments in bank loans expose the Fund to additional risks beyond those normally associated with more traditional debt instruments. The Fund's ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the Fund's ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed. In addition, bank loans may not be securities and therefore may not have the protections afforded by the federal securities laws, so investors in loans may have less protection against improper practices than investors in registered securities.

The terms of the bank loans held by the Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Fund's access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Leverage Risk. Leverage, to the extent it is used, creates three major types of risks for stockholders:

•  the likelihood of greater volatility of NAV and market price of common stock;

•  the possibility either that common stock income will fall if the interest rate on any borrowings rises, or that common stock income and distributions will fluctuate because the interest rate on any borrowings varies; and

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•  if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares, unless at the time thereof the Fund meets certain asset coverage requirements.

Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

In addition, funds borrowed under the liquidity agreement may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act.

Liquidity Risk. The Fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a holding readily at a price that reflects what the Adviser believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Derivatives Risk. The use of forward currency exchange contracts exposes the Fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can experience reduced liquidity and become difficult to value, and any of these instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The use of these instruments involves the risks that anticipated changes in currency movements or the creditworthiness of an issuer will not be accurately predicted. The values of the Fund's positions in options will fluctuate in response to changes in the value of the underlying reference asset, and the Fund is exposed to the risk that the underlying reference asset will not move in a direction that is favorable to the Fund. Selling options could limit the Fund's opportunity to profit from a greater increase in the market value of the reference asset or specific holdings within an underlying index. As a result, selling options could diminish the Fund's returns during periods of strong equity market performance. Unusual market conditions or the lack of a liquid market for particular options may reduce the Fund's returns. Regulations could significantly impact the Fund's ability to invest in specific types of derivatives, which could limit the Fund's ability to employ certain strategies that use derivatives and make their use by the Fund more costly.

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Convertible Security and Preferred Stock Risk. Investments in convertible securities and preferred stocks subject the Fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the Fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stockholders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Active Management Risk. The Adviser's judgments about the attractiveness, value, or potential appreciation of the Fund's investments may prove to be incorrect. The Fund could underperform other funds with a similar benchmark or similar investment program if the Fund's investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to the Adviser, which could adversely affect the ability to implement the Fund's overall investment program and achieve the Fund's investment objective.

Market Conditions Risk. The value of investments held by the Fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the Fund's investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the Fund's service providers or issuers in which the Fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Cybersecurity Risk. The Fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through "hacking" or malicious software coding) used by the Fund or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the Fund and its shareholders, cause the Fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the Fund's service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the Fund to many of the same risks associated with direct breaches.

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Unforeseen Market Events. Unpredictable environmental, political, social, and economic events, including but not limited to, environmental or natural disasters, war and conflict, terrorism, geopolitical developments, and public health epidemics, and similar public health threats, may significantly affect the economy and the markets and issuers in which the Fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide.

Risk of Premium/Discount from NAV. The Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from NAV is a separate risk from the risk that the Fund's NAV will decrease. However, it should be noted that, in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its Common Stock will trade at a premium or a discount in the future.

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Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form NPORT-P (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

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Information About the Review and Approval of the Fund's Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory or sub-advisory agreement between a registered fund and its investment adviser or sub-adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund's board of directors, including a majority of the directors who are not "interested persons" of the fund within the meaning of the 1940 Act, voting in person at a meeting called for the purpose of considering such approval.

On October 24, 2024, the Board of Directors (the "Board") of The New America High Income Fund, Inc. (the "Fund"), including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the investment advisory agreement dated December 2, 2002, between T. Rowe Price Associates, Inc. ("T. Rowe Price") and the Fund (the "Advisory Agreement") for an additional one-year period. Prior to taking this action, the Directors reviewed information relating to the Fund and T. Rowe Price that was prepared in response to specific inquiries made on behalf of the Board to assist it with its consideration of the Advisory Agreement. This information included, among other things: information about T. Rowe Price's organization, operations, personnel, and regulatory and compliance efforts; the services T. Rowe Price provides to the Fund; T. Rowe Price's portfolio management practices; and the performance, fees, and expenses of the Fund relative to other comparable high yield (leveraged) closed-end funds and high yield debt indices, as detailed in a comparative analysis prepared by an independent data provider. The Directors also took into consideration information and presentations regarding the Fund and T. Rowe Price provided to the Board and its committees throughout the year. It was noted that at a meeting of the Board held on August 8, 2024, the Board, including all of the Independent Directors, had voted to approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to the T. Rowe Price High Yield Fund (the "Acquiring Fund"), a series of the T. Rowe Price High Yield Fund, Inc. (the "Acquiring Corporation"), in exchange for the assumption of the Fund's stated liabilities by the Acquiring Fund and Investor Class shares of the Acquiring Fund, followed by the complete liquidation of the Fund (the "Reorganization").

Based on an evaluation of all of the above-mentioned information, and such other factors and conclusions as the Directors deemed relevant, including those described below (but with no single factor or conclusion being dispositive, and with each Director potentially giving different weight to different factors), the Board concluded that the continuation of the Advisory Agreement was in the interests of the Fund and its shareholders.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by T. Rowe Price, the Board reviewed information relating to various aspects of T. Rowe Price's operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; and the portfolio management and trading practices employed in managing the Fund. In particular, the Board considered that Rodney M. Rayburn served as the sole portfolio manager for the Fund, and considered the Fund's performance during his tenure as the Fund's sole portfolio manager relative to the Fund's performance over longer time periods.

In the course of its deliberations, the Board also evaluated, among other things: (a) the nature, extent, and quality of services rendered by T. Rowe Price in prior years; (b) T. Rowe Price's financial condition and its ability to devote the resources necessary to provide the services required under the Advisory Agreement; and (c) T. Rowe Price's

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dedication to maintaining appropriate compliance programs with respect to the Fund. In evaluating the nature, extent, and quality of services rendered by T. Rowe Price, the Board also took into account information concerning the Fund's closed-end structure, as well as the Fund's market prices, net asset values, trading volume data, distribution rates, and other matters relevant to Fund shareholders. The Board also took into account information and factors it had considered at its August 8, 2024 meeting, and which it believed relevant to its approval of the continuation of the Advisory Agreement.

After consideration of the foregoing, the Board concluded that: (1) T. Rowe Price is a large, well-capitalized organization with substantial resources and personnel; (2) T. Rowe Price possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) T. Rowe Price's personnel are qualified to manage the Fund's assets in accordance with its investment objectives, strategies, and policies; (4) T. Rowe Price's investment approach in managing high yield investments is appropriate for the Fund; (5) T. Rowe Price has demonstrated an appropriate awareness of the special requirements associated with the Fund's closed-end, leveraged structure; and (6) T. Rowe Price has demonstrated its commitment to the maintenance of appropriate compliance policies and practices.

Fund Performance. The Board evaluated the Fund's performance relative to the performance of: (a) a peer group of other comparable high yield (leveraged) closed-end funds ("performance universe"); (b) a composite designed to present the aggregate investment results for the other high yield debt account mandates managed by T. Rowe Price; and (c) various third-party indices tracking the high yield debt market. The Board considered that the Fund's net total return relative to its performance universe for periods ended August 31, 2024 was: (i) in the third quintile of its performance universe for the five- and ten-year periods; (ii) in the fourth quintile of its performance universe for the one- and three-year periods; and (iii) in the fifth quintile of its performance universe for the year-to-date period. The Board further noted that, for the ten-year period ended August 31, 2024, the Fund ranked sixth among the 12 other funds in the universe and that for the one-year period ended August 31, 2024, the Fund ranked ninth among the other 12 funds in the universe.

In considering the Fund's short- and long-term performance, the Board noted the relative market conditions during certain of the relevant performance periods. The Board also took note of the Fund's security selection within the high yield debt and bank loan markets, including among different credit qualities, T. Rowe Price's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by the asset coverage requirements imposed by the Fund's liquidity facility.

On the basis of this evaluation, among other considerations associated with the Fund's performance, and the Board's ongoing review of investment results, the Board concluded that the Fund's performance has been adequate, given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt and bank loan markets.

Advisory Fee. In considering the fee payable to T. Rowe Price under the Advisory Agreement, the Board reviewed comparative information presented in the report of the independent data provider relating to the fees paid by a peer group of other comparable high yield (leveraged) closed-end funds. The Board considered, based on this data, that the Fund's advisory fees and total expenses remained among the lowest in the expense group, while the Fund's

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Supplemental Information (Unaudited)

non-management expenses were among the highest in the expense group. In addition, the Board reviewed the fees charged by T. Rowe Price to other registered funds and institutional separate accounts with a high yield debt mandate comparable to the Fund's. The Board concluded that, after considering the foregoing information and in light of the nature, extent, and quality of the services provided by T. Rowe Price, the Fund's advisory fee is reasonable.

Profitability. In considering the continuation of the Advisory Agreement, the Board considered information provided by T. Rowe Price with respect to the profitability of its investment advisory business, while acknowledging T. Rowe Price's representations as to the difficulty of measuring the specific profitability to T. Rowe Price of its relationship with the Fund. The Board took into account that T. Rowe Price's initial selection by the Fund's Board was the result of an arm's-length negotiation through a competitive process that included other investment management firms, and that each annual continuation of the Advisory Agreement was likewise the result of an arm's-length negotiation with data from an independent data provider regarding fee rates charged to comparable funds. In this regard, it was noted that none of the Directors, officers, or other Fund personnel serves as a director, officer, or employee of T. Rowe Price or any of its affiliates. On the basis of the foregoing, and taking into account the nature, extent, and quality of the services rendered to the Fund by T. Rowe Price, the Board concluded that the profits realized by T. Rowe Price are not unreasonable.

Fallout Benefits. On the basis of information provided by T. Rowe Price and the other factors noted above, the Board concluded that T. Rowe Price did not appear to receive a material benefit from the Fund other than its receipt of the advisory fee pursuant to the Advisory Agreement. Accordingly, the Board determined that any fallout or ancillary benefits were not a material factor for consideration in connection with the continuation of the Advisory Agreement.

Economies of Scale. In reviewing the Fund's advisory fee, the Board considered the extent to which T. Rowe Price, on the one hand, and the Fund, on the other hand, could expect to realize benefits from economies of scale in the event the assets of the Fund increase. Taking into account the Fund's closed-end structure and its current and expected asset levels, the Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, would allow the Fund to continue to benefit from economies of scale in the future.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Stuart A. McFarland
Marguerite A. Piret
Ellen E. Terry
Luis M. Viceira

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

Gryphon 17, LLC
3000 Auburn Drive, Suite 410
Beachwood, OH 44122

Custodian

State Street Corporation
One Congress Street
Boston, MA 02114

Transfer Agent

Equiniti Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10038
Web site: www.equiniti.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February XX, 2024

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Joseph L. Bower Date of Birth: 9/21/38	Director since 1988

Harvard Business School Professor from 1963-2014 (Donald K. David Professor Emeritus since July 2014 Donald K. David Professor of Business Administration from 1986-2007; Baker Foundation Professor from 2007-2014); Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs; Consultant on leadership, strategy, and organizational development.

Director of Anika Therapeutics Inc. 1992-June 2021; Brown Shoe 1982-2012; and Loews Corporation (a conglomerate) since 2002. Life Trustee of New England Conservatory of Music.
Stuart A. McFarland Date of Birth: 4/05/47	Director since 2013 and Lead Director Since December 1, 2017;

Managing Partner, Federal City Capital Advisors, LLC 1997-2022; Chairman, Federal City Bancorp from 2004-2007; Director, Brandywine Funds from 2001-2013; President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) from 1999-2003; EVP and General Manager, GE Capital Mortgage Services from 1990-1996; President and CEO, GE Capital Asset Management Corporation from 1990-1996; President and CEO, Skyline Financial Services Corp. from 1988-1990 President and CEO, National Permanent Federal Savings Bank from 1986-1988. Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association (Fannie Mae) from 1980-1985; and President and Director, Ticor Mortgage Insurance Company from 1972-1980.

Director, New Senior Investment Group 2014-June 2021; Director, Brookfield Funds (10 funds) since 2008; Director, Drive Shack since 2016 (operated as Newcastle Investment Corp., a real estate investment trust, prior to 2017)

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February XX, 2024 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Marguerite A. Piret Date of Birth: 5/10/48	Director since 2004

Chief Operating Officer, North Country Growers LLC (controlled environment agriculture, biomass gasification and carbon sequestration) since 2018; Chief Financial Officer, American Ag Energy, Inc. (controlled environment agriculture) since 2016. President and Chief Executive Officer of Newbury Piret Company (an investment bank) from 1981-2016; Member, Board of Governors, Investment Company Institute from 1996-2004; Trustee, Massachusetts Eye and Ear Infirmy and Foundation since 2009.

Trustee of Pioneer Funds Complex since 1980 (51 funds).
Luis M. Viceira Date of Birth: 7/1/66	Director since 2023

Harvard Business School George E. Bates Professor since 2008; Harvard Business School Senoir Associate Dean for International Development since 2014; Consultant and advisory work on investing, capital markets, and asset allocation with asset management firms, institutional investors, financial service firms, international financial institutions, and central banks.

Director of MAPFRE USA and The Commerce Insurance Company since 2011; Trustee of the Harvard University Charles E. Cotting Charitable Corporation since 2013; Trustee of Milton Academy since 2015; Public Governor of FINRA 2014-2019; Trustee of the Financial Accounting Foundation 2009-2014.

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Ellen E. Terry[4] Date of Birth: 4/9/59	Director Since 2014

President of the New America High Income Fund, Inc. since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013.

N/A

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  Ms. Terry is an interested person of the Fund on the basis of her positions with the Fund.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2024

Item 2. Code of Ethics.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Treasurer and Manager of Accounting and Compliance. During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics. The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

Item 3. Audit Committee Financial Expert.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act. The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees. In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

Item 4. Principal Accountant Fees and Services.

Tait, Weller & Baker LLP (“Tait Weller”) served as independent public accountants for the Fund for the years ended December 31, 2024 and December 31, 2023. The services provided by Tait Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal year 2024, the aggregate fees billed by Tait Weller for the audit of the Fund’s 2024 financial statements and review of the 2024 semi-annual financial statements totaled $54,400. For fiscal year 2023, those fees were $54,400.

Audit-Related Fees. In fiscal year 2024 and 2023, Tait, Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. For fiscal 2024, the aggregate fees billed by Tait Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $8,500. For fiscal year 2023, those fees were $8,500.

All Other Fees. Tait Weller did not bill the Fund in fiscal years 2024 or 2023 for any products or services, except as noted above.

Tait Weller did not provide any audit or non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in fiscal years 2024 or 2023.

Item 5. Audit Committee of Listed Companies.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Luis Viceira, and Professor Joseph L. Bower.

Item 6. Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included The Statement regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.

1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“TRPA ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the TRPA ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the TRPA ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The TRPA ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the TRPA ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies

The TRPA ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the TRPA ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The TRPA ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the TRPA ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the TRPA ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the TRPA ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The TRPA ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the TRPA ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or TRPA ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2

2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

REPORTING, RECORD RETENTION AND OVERSIGHT

The TRPA ESG Committee, and certain personnel under the direction of the TRPA ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, TRPA ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Item 13(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Rodney Rayburn. Mr. Rayburn has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program.

Rodney Rayburn

Rodney Rayburn is a portfolio manager in the Fixed Income Division, managing the Credit Opportunities and High Yield Bond Strategies. He is president of the Credit Opportunities Fund, Inc. He also is executive vice president of the High Yield Fund, Inc., and Institutional Income Funds, Inc., and chairman of their respective Investment Advisory Committees. He is a member of the Investment Advisory Committee for the Balance Fund. Rodney is a vice president of T. Rowe Price Associates, Inc., T. Rowe Price Group, Inc., and T. Rowe Price Trust Company. Rodney’s investment experience began in 1999, and he has been with T. Rowe Price since 2014, beginning in the Fixed Income Division as a high yield analyst focused on distressed and special situations. In 2015, he was promoted to portfolio manager on the High Yield team. Prior to T. Rowe Price, Rodney was employed by Värde Partners as a managing director, and he was actively involved in performing and nonperforming loans, bonds, and reorganized equities across a variety of industries. He also was a senior investment analyst at Stark Investments. Rodney earned a B.S. in economics from the Georgia Institute of Technology and an M.B.A. in finance and economics from The University of Chicago, Booth School of Business. Rodney also has earned the Chartered Financial Analyst® designation.

Item 13(a)(2)

Other Accounts:

Rodney Rayburn:

	Number of Accounts	TOTAL Assets
● registered investment companies:	4	$ 9,099 million
● other pooled investment vehicles:	2	$ 4,241 million
● other accounts:	0	$ 0

As of 12/31/2024.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to the fund. In addition, T. Rowe Price, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material nonpublic information.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients (including the T. Rowe Price funds) hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client.

In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.

Item 13(a)(3)

Portfolio Manager Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g.,Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Item 13(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Rodney Rayburn	New America High Income Fund	Over $100,000

* As of 12/31/2024.

Item 13(b) — Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

The Board of Directors has approved the Fund’s participation in a securities lending program. As of October 4, 2023, State Street Bank and Trust Company (“State Street”) serves as the Fund’s securities lending agent. As the securities lending agent, State Street is responsible for the implementation and administration of the Fund’s securities lending program. Pursuant to the Securities Loan Agreement (the “Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

●	Lend available securities to approved borrowers
●	Determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower
●	Ensure that all interest and other distributions paid with respect to loaned securities are credited to the Fund’s relevant account
●	Receive and hold, on the Fund’s behalf, or transfer to a Fund account, upon instruction by the Fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

●	Mark-to-market the market value of loaned securities relative to the market value of the collateral each business day
●	Obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Agreement
●	At the termination of a loan, return the collateral to the borrower upon the return of the loaned securities
●	In accordance with the terms of the Agreement, invest cash collateral in permitted investments
●	Maintain records relating to the Fund’s securities lending activity and provide to the Fund a monthly statement describing, among other things, the loans made during the period

For the fiscal period, the Fund received no income under the Agreement.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)	(1) The Code of Ethics.
(a)	(2) The certifications required by Rule 30a-2(a) under the 1940 Act.
(a)	(3) Not applicable.
(b)	The certifications required by Rule 30a-2(b) under the 1940 Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 7, 2025

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 7, 2025